UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 2, 2012

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2775, Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

Underwriting Agreement

On March 2, 2012, DCP Midstream Partners, LP (the “Partnership”) and certain of its affiliates (collectively, the “Partnership Parties”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the issuance and sale by the Partnership, and the purchase by the Underwriters, of 4,750,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a price to the public of $47.42 per Common Unit (the “Offering”). The Common Units sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Partnership’s effective Shelf Registration Statement on Form S-3 (File No. 333-167108). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 712,500 Common Units on the same terms as those relating to the Common Units sold by the Partnership in the Offering. The closing of the Offering is scheduled for March 7, 2012.

Pursuant to the Underwriting Agreement, the Partnership Parties agreed, among other things, to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to this exhibit.

The Partnership intends to use the net proceeds from this Offering, including the proceeds from any exercise of the Underwriters’ option, to purchase additional Common Units, to repay indebtedness outstanding under its revolving credit facility and for general partnership purposes.

Certain of the underwriters and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with the Partnership and its affiliates in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions. Affiliates of certain of the Underwriters are lenders under the Partnership’s revolving credit facility and accordingly will receive a portion of the proceeds from this Offering and from any exercise of the Underwriters’ option to purchase additional Common Units.

Item 7.01 Regulation FD Disclosure.

On March 2, 2012, the Partnership issued a press release announcing that it had priced the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement dated March 2, 2012 among DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters

Exhibit 5.1	Opinion of Holland & Hart LLP

Exhibit 8.1	Opinion of Holland & Hart LLP

Exhibit 23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto)

Exhibit 23.2	Consent of Holland & Hart LLP (included in Exhibit 8.1 hereto)

Exhibit 99.1	Press Release dated March 2, 2012

Cautionary Statements regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined under the federal securities laws, including statements regarding the intended use of offering proceeds and other aspects of the Offering. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control, including market conditions, customary offering closing conditions and other factors described in the prospectus for the Offering. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership’s actual results may vary materially from what management anticipated, estimated, projected or expected.

Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The statements made in this report speak only as of the date hereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Information contained in this press release is unaudited, and is subject to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel and Secretary

March 2, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement dated March 2, 2012 among DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters

Exhibit 5.1	Opinion of Holland & Hart LLP

Exhibit 8.1	Opinion of Holland & Hart LLP

Exhibit 23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto)

Exhibit 23.2	Consent of Holland & Hart LLP (included in Exhibit 8.1 hereto)

Exhibit 99.1	Press Release dated March 2, 2012